File Numbers:

811-21576

333-115091

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 29 X

and

THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 29 X

Stock Dividend Fund, Inc. (Exact Name of Registrant as Specified in Charter)

8150 N. Central Expressway #M1120, Dallas, Texas 75206 (Address of Principal Executive Offices)

214-360-7418(Registrant Telephone Number)

Laura S. Adams 8150 N. Central Expressway #M1120 Dallas, Texas 75206

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)

STOCK DIVIDEND FUND, INC.

Ticker Symbol: SDIVX

PROSPECTUS

February 17, 2023

INVESTMENT OBJECTIVE:

Growth and Income

8150 N. Central Expressway

Suite #M1120

Dallas, Texas 75206

For Information, Shareholder Services and Requests:

Toll Free 1-800-704-6072

For online Prospectus, Statement of Additional Information and

Reports to Shareholders: www.funddocuments.com

The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	3
Investment Objective	3
Fees and Expenses	3
Principal Investment Strategies	4
Portfolio Turnover	5
Principal Investment Risks	5
Performance	6
Investment Advisor and Portfolio Manager	7
Purchase and Sale of Fund Shares	7
Tax information	7
MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE	7
Contract Terms	8
PORTFOLIO MANAGER	8
Custody of Investments	8
Legal Proceedings	9
CAPITAL STOCK	9
Description of Common Stock	9
Voting Rights	9
PRICING OF FUND SHARES	9
Market Value of Securities	9
PURCHASE OF FUND SHARES	10
Initial Investments	10
Subsequent Purchases	10
Fractional Shares	10
Purchasing Shares from Broker-dealers and Others	10
OFFICERS AND DIRECTORS OF THE FUND	11
Management Ownership	11
IRA ACCOUNTS	11
PENSION, PROFIT SHARING AND 401K PLANS	11
REDEMPTION OF FUND SHARES	11
Endorsement Requirements	12
Redemption Price	12
FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES	12
DIVIDENDS AND DISTRIBUTIONS	13
Reinvestments	13
TAX CONSEQUENCES	13
Tax Distribution	13
Federal Withholding	13
Financial Highlights	14
PRIVACY POLICY	16
FOR MORE INFORMATION	Cover

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FUND SUMMARY

Investment Objective:

The investment objective of the Fund is growth and income. This is a fundamental objective and cannot be changed.

Fees and Expenses:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee on purchases held less than one year	2.00%

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):

Management Fees*	0.85%
Distribution (12b-1) Fees	None
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	0.85%

* The Investment Advisor has contractually agreed to pay all operating expenses of the Fund except brokerage, interest, taxes, extraordinary legal and other extraordinary expenses. This agreement is renewed annually and may be terminated at any time upon 60 days prior written notice, without payment of penalty, by the Fund’s Board of Directors or by a vote of the majority of outstanding voting shares of the Fund.

** The Fund does not expect to incur any “Other Expenses”.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$87	$271	$471	$1,049

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Principal Investment Strategies:

The Fund will attempt to achieve its objective by investing primarily in dividend paying common stocks. The Investment Advisor of the Fund uses quantitative analysis (mathematical models using metrics such as free cash flow, book value, pension liabilities, cash per share, debt levels, etc.) to identify dividend paying common stocks that generally have investment grade credit ratings on outstanding debt (or equivalent quality if not rated by larger credit rating agencies such as Moody’s or Standard and Poors), a long history of dividend payments (at least ten years), minimum ratios of expected earnings to dividend strength, and expectation by the Advisor that the dividend may be increased in the future. The Fund will invest at least 80% of its net assets in larger capitalization dividend paying common stocks of U.S. issuers and intends to be as fully invested as possible at all times. Larger capitalization stocks are those that have a value of $5 billion and higher as determined by calculating number of shares outstanding multiplied by current share price. This is not a fundamental policy and shareholders will be given at least 60 days prior notice if there is any change in the 80% investment policy. Our Investment Strategy may at times produce a portfolio that has overweighted risk to a certain Sector, versus a fully diversified fund.

Portfolio Turnover Policy:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.45% of the average value of its portfolio. The Investment Advisor will attempt to keep turnover to a minimum.

Principal Investment Risks:

An investor could lose money in this Fund. The principal risks of investing in this Fund are:

a)	changing stock market and economic conditions may cause total returns to go down over short and even long periods of time.

b)	the investment strategies may not prove to be effective.
c)	periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to underperform or lose money.

d)	changes in the tax treatment on stock dividends may adversely affect the value of dividend paying stocks.

e)	The Fund invests mainly in U.S. larger capitalization stocks which may underperform other stock categories such as small and international.

Non-Diversification risk: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securities. As a result, the performance of the Fund may be more subject to the moves of an individual company. The Fund seeks only enough diversification in securities selection to maintain Federal non-taxable status under Sub-Chapter M of the Internal Revenue Code. See section “Tax

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consequences” of this prospectus for information about requirements for Sub-Chapter M for the Fund.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a portfolio of dividend paying companies for growth and income.

Who should not invest: This Fund is not recommended for investors who are short term oriented and not tolerant of daily price fluctuations.

Performance:

Risk/Return Bar Chart and Performance Table: The bar chart and table below provide an indication of the risks of investing in Stock Dividend Fund. The chart shows the changes in the Fund’s performance since inception. The table compares the Fund’s returns to a relative comparison benchmark. After-tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred accounts such as 401(k) plans or IRA’s. Past results are not an indication of future performance.

Annual Percentage Returns

			-30%	-20%		-10%			0%		10%		20%			30%
2004*	0.68%								X
2005	6.65%									X
2006	21.19%													X
2007	5.14%											X
2008	(35.96)%	X
2009	18.51%												X
2010	18.43%												X
2011	8.09%										X
2012	13.80%											X
2013	28.25%														X
2014	(2.62)%							X
2015	(16.79)%				X
2016	36.37%																X
2017	23.07%													X
2018	(5.77)%						X
2019	16.22%											X
2020	(1.51)%								X
2021	22.78%													X
2022	0.67%								X

*Beginning operations December 27, 2004 through December 31, 2004.

During the entire period shown in the chart above, the highest return for a calendar quarter was 16.95% while the lowest return for a quarter was (28.31)%. These returns occurred in quarters ending September 30, 2009 and December 31, 2008, respectively.

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Average Annual Total Returns

for the Year ended December 31, 2022

Stock Dividend Fund	1 Year	5 Years	10 Years
Return Before Taxes	0.67%	5.91%	8.71%
Return After Taxes on Distributions	-0.36%	4.24%	7.39%
Return After Taxes on Distributions And Sale of Fund Shares	-0.39%	4.74%	7.01%
S&P 500 Index**	-18.11%	9.41%	12.54%

**Includes dividend reinvestment compounding and no deduction for fees, expenses or taxes)

Investment Advisor and Portfolio Manager: Adams Asset Advisors, LLC is the investment advisor to the Fund. Steven Adams owns Adams Asset Advisors, LLC and has also been the portfolio manager of the Fund since inception. Mr. Adams is responsible for day-to-day operation of the Fund. See the “MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE” section of this prospectus for additional information.

Purchase and Sale of Fund Shares: Initial purchases of Fund shares are subject to a $100,000 minimum and must be made through a brokerage firm or other financial institution that has agreed to facilitate purchase of the shares. Currently, the only firm with such an agreement is Fidelity Investments. The account must be opened through Adams Asset Advisors, LLC, the Advisor to the Fund. Fidelity Investments charges a small transaction fee for each purchase order. See the “PURCHASE OF FUND SHARES” section of this prospectus for additional information. Redemption requests must be made through Fidelity Investments or Adams Asset Advisors, LLC. The Fund imposes a 2% redemption fee for shares held less than one year. For additional information see the “REDEMPTION OF FUND SHARES” section of this prospectus.

Tax Information: Dividends and capital gain distributions that you receive from the Fund, whether reinvested in Fund shares or paid in cash, are taxable to you at either ordinary income or capital gains rates unless you are investing through a tax-free plan. See “TAX INFORMATION” section of this prospectus for additional information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Management

Investment Advisor: Adams Asset Advisors, LLC (“the Advisor”) is a Texas Limited Liability Corporation, an SEC registered investment advisor and is the Investment Advisor to the Fund. The Advisor was founded in March of 2002 and is an advisor to one other SEC registered investment company. The address of Adams Asset Advisors, LLC is: 8150 N. Central Expressway #M1120, Dallas, TX, 75206. Laura S. Adams is a Member of the Investment Advisor and is also President of the Fund. Steven Adams, Laura’s husband, is portfolio manager of the Fund.

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Mr. Adams has a BSME from U.T. Austin and MBA from Dartmouth’s Tuck School. Prior to joining Adams Asset Advisors, LLC in March 2005, Mr. Adams worked as a Private Wealth Advisor at Goldman Sachs for over 10 years and then at Merrill Lynch as Senior Vice President, Investments for over 7 years.

The Investment Advisor will provide the following services to the Fund:

1.	Continuous review of the portfolio.
2.	Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund’s investment methodology.
3.	Pay the salaries of Fund employees who may be officers or directors or employees of the Investment Advisor. There are currently no salaried employees of the Fund and none are contemplated at this time.
4.	Pay all operating expenses of the Fund, except brokerage fees and commissions, taxes, interest, extraordinary legal and other extraordinary expenses.
5.	Be the transfer agent of the Fund by handling all share purchases and redemptions.

On April 19, 2004 the Directors of the Fund approved an advisory contract with the Advisor. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the Advisor will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Advisor. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Officers and Directors of the Fund. For these services, the Fund has agreed to pay a fee of 0.85% per year on the net assets of the Fund. This fee is computed daily based on the last calculation of net asset value of the Fund and is payable monthly.

The Advisor is required to follow the investment strategy of the Fund in managing the portfolio. The Advisor paid the initial organizational costs of the Fund. The Advisor is a registered transfer agent and will provide transfer agent services to the Fund as described in the Statement of Additional Information (SAI). The Advisor is currently registered as an investment advisor with the SEC.

A discussion regarding the basis for the Board of Director's approval of the

Agreement between the Fund and the Adviser is available in the Fund's Annual

Report to Shareholders.

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PORTFOLIO MANAGER

Steven Adams is Managing Member of the Investment Advisor and also Portfolio Manager of the Fund. Mr. Adams has a BSME from U.T. Austin and an MBA from Dartmouth’s Tuck School and joined Adams Asset Advisors, LLC full time in March 2005. Mr. Adams was previously a Senior Vice President, Investments at Merrill Lynch for over seven years and a Private Wealth Advisor at Goldman Sachs for over ten years, managing a Goldman Sachs Private Wealth office for four of those years. The Fund’s SAI (Statement of Additional Information) provides additional information about the Portfolio Manager, including compensation, Fund Share ownership, and other portfolios managed.

Custody of Investments: The Fund will operate under Rule 17f(2) and its amendments under the Investment Company Act of 1940. Securities and similar investments of the Fund will be maintained with an entity whose functions and physical facilities are supervised by Federal or State authority. The Fund will maintain Fidelity Bond coverage in an amount sufficient to insure custodial activities.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or the Investment Advisor.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of Stock Dividend Fund, Inc. common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format (no certificates) are fully paid and non-assessable.

Voting Rights: Each holder of Fund shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PRICING OF FUND SHARES

When and How do We Price: At a minimum, the Fund is priced on any day that there is a request for redemption or purchase of Fund shares when the New York Stock Exchange is open, and also on the last day of the month. The net asset value of the Fund is determined after 4:15 p.m. using the closing prices (presently 4:00 p.m.) for common stock securities on days that the New York Stock Exchange is open. For options securities, the last offered price will be used from major pricing services based on the closing time of the Chicago Board Options Exchange (presently 4:15 p.m.) The net asset value is the price of each share and is determined by dividing the value of Fund owned securities, plus any cash and other assets less all liabilities, by the number of shares outstanding. All Fund price calculations will be carried to two decimal places.

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Market Value of Securities: Last sale prices will be used to price securities that are listed on a national exchange or over-the-counter market. Securities that have not recently traded are valued at the last bid price in such market. Securities for which current market quotations are not readily available will be valued at fair value as determined in good faith by the Fund’s Board of Directors.

Fair Value Pricing. Fair Value pricing will be used only when market prices are unavailable. As an example, if trading is halted on one of the Fund’s portfolio securities while market prices are available for other securities, the Board will determine a fair value for that holding so that the NAV can be calculated for the Fund.

PURCHASE OF FUND SHARES

The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section “Pricing of Fund Shares”. Purchase orders must be received prior to the close of the New York Stock Exchange (presently 4:00 p.m.) in order to receive the net asset value pricing for that day. Otherwise, the offering price for the order will be at the next calculation of net asset value. The Fund reserves the right, at its sole discretion, to terminate the offering of shares made by this Prospectus at any time and to reject purchase applications when, in the judgement of management such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund must be made through a brokerage firm or other financial institution that has agreed to facilitate purchase of the shares. Currently, the only firm with such an agreement is Fidelity Investments. The account must be opened through Adams Asset Advisors, LLC, the Advisor to the Fund. Fidelity Investments charges a small transaction fee for each purchase order. To receive a prospectus and Fidelity Investments account application please call 1-800-704-6072 or write to: Stock Dividend Fund, Inc., 8150 N. Central Expressway #M1120, Dallas, TX 75206.

The minimum initial purchase of shares, unless waived by the Fund, is $100,000, which is due on the next business day after purchase date.

Subsequent Purchases: Subsequent purchases may be made by mail or phone through the Fidelity Investments account and funds are due the next business day after purchase date. The minimum is $100 and Fidelity transaction costs apply.

Fractional Shares: Fractional shares to three decimal places are offered by the Fund.

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Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund. Broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

1.	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Fund.
2.	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares as previously described.
3.	Charge fees to their customers for the services they provide them.

If you decide to purchase shares through Service Agents, please carefully review the program materials provided to you by the Servicing Agent. Purchases and redemptions will be affected at the net asset value next calculated after receipt of a tender by the Service Agent.

OFFICERS AND DIRECTORS OF THE FUND

Management Ownership: Directors and Officers of the Fund and their ownership:

	Fund Shares Owned	Dollar Range of	Percent of
Name	as of 12/31/22	Ownership as of 12/31/22	Class
Laura S. Adams
President & Director*	97,837	>$1,000,000	8.17%

Steven Adams
Portfolio Manager*	97,837	>$1,000,000	8.17%

Jennifer T. Lapeyre
Director	0	$0 - $10,000	0.00%

Vicky L. Hubbard
Director	0	$0 - $10,000	0.00%

*Laura S. Adams, President and an “interested” Director of the Fund and her husband, Steven Adams, Portfolio Manager of the Fund, control these shares through family related accounts.

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IRA ACCOUNTS

Shares may be purchased for an Individual Retirement Account (“IRA”), including simple IRA’s, Roth IRA’s, and SEP’s. All IRA type investments must be made as described in “PURCHASE OF FUND SHARES”, “Initial Investments”.

PENSION, PROFIT SHARING AND 401K PLANS

Purchase of Fund shares through business retirement plans is available to the owners, officers and employees who participate in the retirement plans. The accounts must be opened with Fidelity Investments as previously described under “Initial Investments”.

REDEMPTION OF FUND SHARES

The Fund assesses a 2.00% early redemption fee for shares held less than one year. The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchased. Any fees assessed due to early redemption are retained by the Fund. The Fund reserves the right to waive the redemption fee if management concludes that the original purchase was made in good faith.

Endorsement Requirements: The Fund will only issue book entry shares and will redeem pursuant to a shareholder request all or any part of the shares of any shareholder that tenders a request for redemption. The brokerage firm or advisor that places your order may require a properly guaranteed endorsement, also known as a signature guarantee, from an eligible guarantor institution. A signature guarantee is an assurance by the above mentioned financial institution that a signature and person who signed the signature are the same individual.

Redemption Price: The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares. The Fund must receive notice prior to the closing of the New York Stock Exchange (presently 4:00 p.m.) in order to receive pricing at the net asset value on that day. Otherwise, redemption will be done at the next calculation of Fund net asset value. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will be made within four business days after redemption, regardless of whether markets are stressed or non-stressed, as the Fund holds only highly liquid securities. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that

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shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution and also may incur potential tax liabilities. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind redemptions using illiquid securities.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund is not intended to provide a means of speculating on short-term market movements. Frequent short-term trading by investors has the potential to make the Fund more difficult to manage efficiently, cause increased brokerage commissions, create unplanned tax burdens for some shareholders, and may dilute the value of Fund shares for long-term investors. The Fund does not have, and will not have, any arrangements with any person or entity to permit frequent purchases or redemptions of shares. The Fund reserves the right to reject any purchase at any time, and will exercise this right at the first signs of any “market timing” activities by any shareholder.

DIVIDENDS AND DISTRIBUTIONS

Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains and meeting certain other tests, intends to be relieved of federal income tax on the amounts distributed to shareholders. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of earnings of the Fund after taxes would still be taxable as received by shareholders.

Tax Distribution: Fund distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distribution of any long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income, except for amounts designated as “qualified dividends” on form 1099-Div. Dividends from net income will be made during the year at the discretion of the Board of Directors. Dividends

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received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 30% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding.

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STOCK DIVIDEND FUND, INC.

FINANCIAL HIGHLIGHTS

PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

ENDED:

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	2022	2021	2020	2019	2018
Net asset value
beginning of year	$27.92	$27.67	$28.98	$26.01	$29.93
Income (loss) from investment operations:
Net investment income	0.84	0.86	0.83	0.76	0.71
Net realized and unrealized
gain (loss) on investments	(0.67)	5.41	(1.28)	3.46	(2.51)

Total from investment operations	0.17	6.27	(0.45)	4.22	(1.80)
Less distributions from:
Net investment income	(0.85)	(0.86)	(0.83)	(0.76)	(0.71)
Net realized gains	(0.57)	(5.16)	(0.03)	(0.49)	(1.41)
Total distributions	(1.42)	(6.02)	(0.86)	(1.25)	(2.12)

Net asset value, end of year	$26.67	$27.92	$27.67	$28.98	$26.01

Total Return	0.67%	22.78%	(1.51)%	16.22%	(5.77)%

Net assets, end of year (in 1000's)	$31,846	$33,037	$28,482	$33,105	$28,273
Ratio of expenses to average net assets(a)	0.86%	0.85%	0.87%	0.85%	0.86%
Ratio of net investment income to
average net assets	2.97%	2.63%	3.15%	2.74%	2.24%

Portfolio turnover rate (annualized)	28.97%	38.45%	34.06%	14.41%	28.64%

(a) The Fund's actual expenses are calculated daily at 0.85% of net asset value (NAV).

The accompanying notes are an integral part of these financial statements

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PRIVACY POLICY

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regarding the “Privacy of Consumer Financial Information” known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund’s privacy policies and practices on an annual basis. The following items (A & B) detail the Fund’s policies and practices:

A.	Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

B.	Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund’s brokers, and our Investment Advisor that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.

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FOR MORE INFORMATION

Several additional sources of information are available to you: The Statement of Additional Information (SAI), incorporated into this Prospectus by reference, contains additional and more detailed information about the Fund’s policies and operations. Annual and semi-annual reports list current Fund holdings, detailed financial statements, and discussion of market conditions and strategies that significantly affected the Fund’s performance.

Call the Fund at 1-800-704-6072 or write to the address below to request free copies of the SAI and the Fund’s annual and semi-annual reports, or to request other information about the Fund. Documents are also available at www.funddocuments.com.

You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov, or at their Public Reference Room in Washington, D.C., or by calling the Securities and Exchange Commission at 1-202-551-8090, or by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Email at publicinfo@sec.gov

PLEASE READ THIS PROSPECTUS

In this prospectus we present the objectives, risks and strategy of the Fund. Please keep it for future reference.

STOCK DIVIDEND FUND, INC.

SEC file number: 811-21576

Fund Symbol: SDIVX

8150 N. Central Expressway

Suite M1120

Dallas, Texas 75206

1-800-704-6072

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DIVIDEND FUND, INC.

8150 N. Central Expressway #M1120

Dallas, TX 75206

214-360-7418 800-704-6072

Part B

STATEMENT OF ADDITIONAL INFORMATION

February 17, 2023

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current prospectus dated February 17, 2022. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2021. To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or phone number listed above.

TABLE OF CONTENTS

THE FUND HISTORY	2
DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS	2
Classification	2
Investment Strategies and Risks, Fund Policies	2
Portfolio Turnover	2
MANAGEMENT OF THE FUND	3
Board of Directors, Management Information	3
Compensation and Sales Load	4
CODE OF ETHICS	4
Proxy Voting Policies	4
ANTI-MONEY LAUNDERING PROGRAM	5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	5
Control Persons, Principal Holders	5
Management Ownership	5
INVESTMENT ADVISORY AND OTHER SERVICES	5
Investment Advisor	5
Services Provided by, and Fees Paid to the Investment Advisor	5
Portfolio Manager	6
Principal Underwriter, Other Service Providers	6
Third Party Payments & Service Agreements	6
Other Investment Advice	6
Dealer Re-allowances, 12b-1 Fees and Other Services	7
BROKERAGE ALLOCATIONS AND OTHER PRACTICES	7
Brokerage Transactions, Commissions	7
Brokerage Selection	7
Directed Brokerage and Regular Broker-Dealers	7
CAPITAL STOCK AND OTHER SECURITIES	7
PURCHASE, REDEMPTION, AND PRICING OF SHARES	8
Purchase of Shares	8
Offering Price and Redemption in Kind	8
TAXATION OF THE FUND	8
UNDERWRITERS OF THE FUND	8
TRANSFER AGENT	8
FINANCIAL STATEMENTS	9

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FUND HISTORY

Stock Dividend Fund, Inc. (the “Fund”) was incorporated in Texas on April 6, 2004. The registered office of the Fund is in Dallas, TX. Mail may be addressed to 8150 N. Central Expressway #M1120, Dallas, TX 75206.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, non-diversified management investment company.

Investment Strategies and Risks

All investment strategies and risks are discussed in the prospectus.

Fund Policies

Investment Restrictions: These investment restrictions are the fundamental investment policies of the Fund and may not be changed without the receipt of the affirmative vote of the holders of two-thirds (2/3rds) of the shares entitled to vote on matters to be presented to shareholders. The Fund may not:

a)	change the investment objective, which is growth and income;
b)	borrow money or purchase securities on margin; provided, however, the Fund may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding five percent (5%) of the value of its total assets;
c)	make investments in commodities, commodity contracts or real estate; provided, however, the Fund may purchase and sell securities of companies which deal in real estate or interests therein;
d)	make loans; provided, however, the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities shall not be considered the making of a loan by the Fund;
e)	invest in another company for the purpose of acquiring control of such company;
f)	purchase or retain securities of any issuer thereof if any officer of director of the Fund or its investment adviser owns more than one-half (1/2) of one percent (1%) of any class of security or collectively owns more than five percent (5%) of any class of security of such issuer;
g)	pledge, mortgage or hypothecate any of the Fund’s assets;
h)	purchase any security that may be subject to registration under the Securities Act of 1933, as amended, prior to the sale thereof to the public or which are not at the time of purchase readily salable.
i)	issue senior securities; and
j)	underwrite securities of other companies or entities.

In addition, the Fund will not concentrate in any one industry or industries or invest in any illiquid securities.

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Portfolio Turnover

The expected turnover rates of the Fund are discussed in the section “Principal Investment Strategies” of the Prospectus.

PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders. These reports are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and are filed with the Securities and Exchange Commission (the “SEC”) on form N-CSR. The Fund is also required to file a schedule of portfolio holdings each month with the SEC on Form N-PORT within 30 days of the end of each month. The Fund will provide a copy of the complete schedule of portfolio holdings as filed with the SEC, upon request. This policy is applied uniformly to all requesters, regardless of whether the requester is an individual or institutional investor. These are the only times that the portfolio is released and the Board of Directors has determined that this release policy is in the best interests of shareholders of the Fund.

MANAGEMENT OF THE FUND

Board of Directors

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors hold ultimate responsibility for running the Fund, including the valuation of the Fund’s portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and selects an Investment Advisor to provide investment advice (See “Investment Advisor”, in the Prospectus). No remuneration is paid to members of the Board.

Management Information

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address	Position	Principal Occupation

Interested Directors

Laura S. Adams	President, Treasurer,	Member
8150 N. Central Expwy	Secretary, Director	Adams Asset Advisors, LLC
Suite M1120		Dallas, TX
Dallas, TX Age 61

Laura Adams is considered an “interested person”, as defined in the Investment Company Act of 1940, because she is affiliated with the Investment Advisor. Mrs. Adams is currently a Member of Adams Asset Advisors, which was started in March 2002.

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Non-Interested Directors

Jennifer T. Lapeyre	Non-Interested Director	Retired in 2019, prior acct
7531 Caillet Street		rep for non-profits at
Dallas, TX Age 59		Auction Source, LP
(2010-2019) Dallas, TX

Vicky L. Hubbard	Non-Interested Director	Teacher/Administrator,
5805 Furneaux		Prince of Peace
Plano, TX Age 66		Dallas, TX

Jennifer Lapeyre retired in 2019 after working as an account representative for non-profits from 2010-2019 at Auction Source, LP in Dallas TX.

Vicky Hubbard is currently a school administrator and teacher at Prince of Peace school in Dallas, Tx. after retiring in 2000 from a career in the computer business.

Compensation: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund in the current fiscal year and none are presently contemplated. This may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads.

CODE OF ETHICS

Both the Fund and the Fund’s Investment Advisor have adopted Codes of Ethics under rule 17j-1 of the Investment Company Act. These Codes of Ethics describe rules and regulations for applicable personnel regarding personal investments in securities held within the Fund’s portfolio. These Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES

The Fund does not invest in any security for the purpose of exercising control or management. The Fund has adopted a policy that will insure that all proxies received by the Fund are reviewed in a timely manner. Generally, the Fund will support any policies, plans or structures that will maximize shareholder value and oppose any proposals that have the effect of restricting the ability of shareholders to realize the full potential of their investment. In the event that a conflict regarding a proxy vote does arise between the Fund and the Advisor, the Board will decide how the Fund will vote. The Fund will notify shareholders sixty days in advance if there are any changes to this policy. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 800-704-6072 and (2) on the Commission’s website at http://www.sec.gov.

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ANTI-MONEY LAUNDERING PROGRAM

The Fund has policies and procedures in place to address money laundering and terrorism as required by the USA Patriot Act. Our procedures include, but are not limited to, reporting suspicious and/or fraudulent activity and a review of all new account applications.

PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

Major Shareholders: As of December 31, 2022, Mrs. Laura S. Adams, President of the Fund, and her husband, Steven Adams, Portfolio Manager of the Fund, jointly own or control 8.17% of the Fund. This amount includes family related accounts. All remaining outstanding shares of the Fund are owned by National Financial Services Corp. (Fidelity Investments) for the benefit of others.

Management Ownership

As of December 31, 2022, Mrs. Laura S. Adams, President of the Fund, and her husband, Steven Adams, Portfolio Manager of the Fund, jointly own or control 8.17% of the Fund. This amount includes family related accounts.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Adams Asset Advisors, LLC was selected by the Board of Directors on April 19, 2004 to be the Investment Advisor to the Fund. Adams Asset Advisors was formed on March 21, 2002 and is currently controlled by Steven Adams, Managing Member, and Mrs. Laura S. Adams, Member, both affiliates of the Fund, to offer investment advice to institutions, individuals, trusts, retirement plans, and non-profit organizations. Mrs. Adams is also President of the Fund and will place buy and sell orders for the Fund in that capacity.

A discussion regarding the basis for the Board of Director's approval of the

Agreement between the Fund and the Adviser is available in the Fund's Annual

Report to Shareholders.

Services Provided by, and Fees Paid to, the Investment Advisor

The Investment Advisor is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section “Investment Advisor” in prospectus. The Investment Advisor will be the dividend paying agent. Adams Asset Advisors has an agreement with the Fund to pay the Fund’s start-up expenses and to pay all ongoing operating expenses of the Fund except brokerage fees and commissions, taxes, interest, extraordinary legal and other extraordinary expenses. The advisory fee paid by the Fund is 0.85% per year of the average total net assets of the Fund. This fee is computed daily and is payable monthly.

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Advisory Fees: The advisory fees to the current adviser, for the last three years, are as follows:

YEAR	ADVISORY FEE	AMOUNT WAIVED	NET ADVISORY FEE
2020	$231,379	$0	$231,379
2021	$272,551	$0	$272,551
2022	$279,328	$0	$279,328

Portfolio Manager

Steven Adams, Managing Member of the Investment Advisor to the Fund, is the sole portfolio manager. Mr. Adams compensation is paid by Adams Asset Advisors, LLC and is determined by the owners of Adams Asset Advisors, LLC. Because Mr. Adams and his wife are the owners of the Advisor, his compensation is determined by the profitability of the Advisor. Mr. Adams income will likely be affected by the appreciation and depreciation of the portfolio’s securities, as well as the purchase and redemption of shares by the Fund’s shareholders. These events affect the net assets of the Fund and thus the advisory fees paid to the advisor. The table below describes information regarding other accounts managed by the portfolio manager:

Other accounts managed	Total Assets	Advisory Fee based
by Portfolio Manager	as of 12-31-22	on Performance

Separate Account Management*
155 accounts	$794,615,137	No

*Includes all discretionary accounts and all assets under management of Adams Assets Advisors, LLC.

Principal Underwriter

The Fund has no underwriter as it sells shares directly.

Other Service Providers

Adams Asset Advisors, LLC is the transfer agent and dividend-paying agent of the Fund. Fidelity Investments, in effect, acts as the sub transfer agent. Adams Asset Advisors, LLC nor Fidelity Investments will receive compensation from the Fund for these services. The principal address of Adams Asset Advisors is: 8150 N. Central Expressway #M1120, Dallas, TX, 75206.

The Fund does its own accounting subject to Turner Stone & Company LLP for all audit procedures. The principal address of Turner Stone & Company LLP is: 12700 Park Central Drive, Ste 1400, Dallas, Texas 75251.

Third-Party Payments & Service Agreements

There are no third-party payments or service agreements with any organization or individual other than the Investment Advisor as described in the previous paragraph and fees paid to the outside auditor.

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Other Investment Advice

There is no individual or organization that receives remuneration from the Investment Advisor or the Fund for providing investment advice.

Dealer Re-allowances

The Fund is a no-load Fund in that investors in the Fund pay no purchase or sales fees. Purchases made through Broker-dealers or other Service Agents may charge a fee either at time of purchase or redemption as described in “Purchase of Fund Shares” in the prospectus. Any fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

The Fund requires brokers to execute transactions in portfolio securities promptly and at the most favorable price.

Commissions

The Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid annually.

Brokerage Selection

Fund management will place buy and sell orders for securities based on recommendations from the Investment Advisor. The Fund may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund’s normal operations. Information or services may include economic studies, industry studies, statistical analysis, corporate reports, or other forms of assistance to the Fund or its Advisor. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Advisor. The Fund will not pay higher brokerage commissions for soft dollar credits.

The following table details all commissions paid for the most recent three fiscal years:

Year	Total Commissions Paid
2020	$0
2021	$0
2022	$0

Directed Brokerage and Regular Broker-Dealers

The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

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CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of Stock Dividend Fund, Inc. common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessable.

Voting Rights: Each holder of Fund shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

See section “Purchase of Fund Shares” in the prospectus for more information.

Offering Price and Redemption in Kind

The Fund always trades at the net asset value. Details about the offering price are given in the section “Pricing of Fund Shares” of the Prospectus. Redemption in kind is discussed in the section “Redemption of Fund Shares” of the Prospectus.

TAXATION OF THE FUND

Taxation of the Fund is discussed in the section “Tax Consequences” of the Prospectus.

UNDERWRITERS OF THE FUND

The Fund has no underwriter as it sells shares directly.

TRANSFER AGENT

The Investment Advisor, Adams Asset Advisors, is the transfer agent of the Fund, which records all Fund share purchases and redemptions on Fund premises. Fidelity Investments, in effect, is a sub-transfer agent. The Advisor is registered as a transfer agent with the SEC. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by Adams Asset Advisors, to run the daily operations. All data is backed up and stored in secure locations on Fund premises.

PERFORMANCE DATA

The Fund’s total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period presented. Because average annual total returns tend to smooth out the variations in a Fund’s returns, investors should recognize that they are not the same as actual year to year returns. Average annual return is

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based on historical earnings and is not intended to indicate future performance.

After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Redemptions assume long term capital gains rates. Actual after tax returns depend on an individual investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA’s.

FINANCIAL STATEMENTS

The Financial Statements and Independent Auditor’s Report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021. The Fund will provide the Annual Report without charge at written or telephone request.

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	FORM N-1A
	PART C - OTHER INFORMATION

Contents		Page #
1.	Financial Statements and Exhibit Index	2
2.	Persons Controlled by or Under Common Control with the Fund	2
3.	Indemnification	2
4.	Business and other Connections of the Investment Advisor	3
5.	Principal Underwriters	3
6.	Location of Accounts & Records	3
7.	Management Services	3
8.	Undertakings	3
9.	Signatures	4
10.	Exhibit Index	4

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1.	a. Financial Statements - Condensed financial information on a per share basis will be presented in Part A as required by applicable laws, rules or regulations. All other financial statements will be presented in Part B at the appropriate time specified as required by applicable laws, rules or regulations.

b. Exhibit Index

a - Articles of Incorporation – Exhibit (a) of Pre-Effective Amendment

No. 3 of our Registration under the Securities Act of 1933.

b - By-Laws - Exhibit (b) of Pre-Effective Amendment No. 3 of our

Registration under the Securities Act of 1933.

c - Instruments Defining Rights of Security Holders – Not applicable

d - Investment Advisory Contract - Exhibit (d) of Pre-Effective

Amendment No. 3 of our Registration under the Securities Act of

1933.

e - Underwriting Contracts - Not applicable

f - Bonus or Profit Sharing Contracts - Not applicable

g - Custodial Agreements - Not applicable

h - Other Material Contracts – Not applicable

i - Legal Opinion - Exhibit (i) of Pre-Effective Amendment

No. 3 of our Registration under the Securities Act of 1933.

j - Other Opinions – Consent of Independent Auditor

k - Omitted Financial Statements - Not applicable

l - Initial Capital Agreements - Exhibit (l) of Pre-Effective Amendment

No. 3 of our Registration under the Securities Act of 1933.

m - Rule 12b-1 Plan – Not applicable

n - Rule 18f-3 Plan - Not applicable

p - Code of Ethics

2.	Persons Controlled by or Under Common Control with the Fund – Mrs. Laura S. Adams and Steven Adams, owners of Adams Asset Advisors, LLC.

3.	Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Section 2.02-1 of the Texas Business Corporation Act provides generally and in pertinent part that a Texas corporation may indemnify its directors and officers against expenses (if the person is found liable to the corporation or on the basis that improper benefit was improperly received by the person) or against expenses, judgments, fines and settlements (in all other cases) actually and reasonably incurred by them in connection with any action, suit or proceeding if, in connection with the matters in issue they acted in good faith and in a manner they reasonably believed to be in, or nor opposed to, the best interests of the corporations, in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 2.02-1 does not permit indemnification when the person is found liable for willful or intentional misconduct in the performance of his duty to the Corporation. Section 2.02-1 further permits a Texas corporation to grant to its directors and officers additional rights of indemnification not inconsistent with Texas Business Corporation Act through bylaw provisions, agreements, votes of shareholders or interested directors or otherwise, to purchase indemnity insurance on behalf of such indemnifiable persons and to advance to such indemnifiable persons expenses incurred in defending a suit or proceeding upon receipt of certain undertakings.

Article VII of the Company’s Bylaws provides that, subject to certain exceptions, the Company shall indemnify, to the fullest extent permitted by law, any person who is or was a director, officer, employee or agent of the Company or any affiliate against any and all expenses (including attorney’s fees), judgments, fines and amounts paid in settlement incurred by such persons in connection with any civil, criminal, administrative, or investigative actions, suit, proceeding or claim (including any action by or in the right of the Company or an affiliate) by reason of the fact that such person is or was serving in such capacity. In addition, Article VII authorizes the Company to purchase insurance for itself or any person to whom indemnification is or may be available against any liability asserted against such person in, or arising out of, such person’s status as director, officer, employee or agent of the Company of its affiliates. Article VII authorizes the Company, to the extent that the Board of Directors deems appropriate, to make advances of expenses to an indemnifiable person upon the receipt by the Company of a written undertaking by such person to repay any amounts advanced in the event that it is ultimately determined that such person is not entitled to such indemnification.

4.	Business and other Connections of the Investment Advisor – Adams Asset Advisors, LLC activity at the present time is performance on its Investment Advisory contracts and offering investment advice to individuals, trusts, retirement plans, and non-profit organizations.

5.	Principal Underwriters – Not Applicable

6.	Location of Accounts & Records - All Fund records are held at corporate headquarters – 8150 N. Central Expressway #M1120, Dallas, TX, 75206. Laura S. Adams of 8150 N. Central Expressway #M1120, Dallas, TX, 75206, will maintain physical possession of each account, book or other document required to be maintained by laws, rules or regulations.

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7.	Management services - Not applicable

8.	Undertakings – None

9. Signatures –

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Stock Dividend Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement under Rule 485(b) under the Securities Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 17th day of February, 2022.

Stock Dividend Fund, Inc.	By: /s/ Laura S. Adams
Laura S. Adams, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

By: /s/ Laura S. Adams	President, Treasurer,	2/17/2023
Secretary and Director,
Principal financial officer,
Principal accounting officer

By: /s/ Jennifer T. Lapeyre	Director	2/17/2023
Jennifer T. Lapeyre

By: /s/ Vicky L. Hubbard	Director	2/17/2023
Vicky L. Hubbard

10. Exhibit Index –

Consent of Independent Auditor	j
Code of Ethics	p